___________ (x) x 89243223CNE000030 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. See Schedule L8VHV5CNBV97 AMERICAN CENTRIFUGE OPERATING, LLC 00701 Idaho Falls ID 83415 1955 Fremont Avenue Idaho Operations Office U.S. Department of Energy 892432 Idaho Falls ID 83415 1955 Fremont Avenue Idaho Operations Office U.S. Department of Energy See ScheduleSee Block 16CP00023 51 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. 12. ACCOUNTING AND APPROPRIATION DATA (If required) is not extended.is extended, Items 8 and 15, and returning Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS FACILITY CODE CODE 10B. DATED (SEE ITEM 13) 10A. MODIFICATION OF CONTRACT/ORDER NO. 9B. DATED (SEE ITEM 11) 9A. AMENDMENT OF SOLICITATION NO. CODE 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) 7. ADMINISTERED BY (If other than Item 6)CODE 6. ISSUED BY PAGE OF PAGES 4. REQUISITION/PURCHASE REQ. NO.3. EFFECTIVE DATE2. AMENDMENT/MODIFICATION NO. 5. PROJECT NO. (If applicable) 1. CONTRACT ID CODE AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 11/30/2022 Attn: Charles Kerner 6901 Rockledge Dr Ste 800 Bethesda MD 208171867 Net Increase: $108,004,795.88 CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). E. IMPORTANT: Contractor is not is required to sign this document and return __________________ copies to the issuing office. ORDER NO. IN ITEM 10A. FAR 52.232-22 Limitation of Funds; 52.216-25, and 52.216-24: Limitation of Govnt x 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) X UEI: L8VHV5CNBV97 The purpose of this amendment to the Contract is to: 1. Provide Incremental Funding under CLIN 0002 in the amount of $11,049.88, changing the total obligations for CLIN 0002 from $169,091,283.24 to $169,102,333.12. 2. Provide Incremental Funding under CLIN 0003 in the amount of $107,993,746.00, changing the total obligations from $0.00 to $107,993,746.00 3. Total obligations on the contract are changed from $206,604,372.11 to $314,609,167.99. All other terms and conditions remain the same. Continued ... 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)15A. NAME AND TITLE OF SIGNER (Type or print) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 15B. CONTRACTOR/OFFEROR 16C. DATE SIGNED (Signature of person authorized to sign) (Signature of Contracting Officer) Andrew J. Ford STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243 Previous edition unusable Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect . 06/18/2025

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 2 5 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF AMERICAN CENTRIFUGE OPERATING, LLC (A) (B) (C) (D) (E) (F) 89243223CNE000030/P00023 Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 888-251-3557 or payments@hq.doe.gov Period of Performance: 12/01/2022 to 06/30/2026 Change Item 00002 to read as follows(amount shown is the total amount): 00002 Ongoing Cascade Operation and Production of 900 169,102,333.12 kg minimum of HALEU, Year 1 (Phase 2) Line item value is: $169,102,333.12 Incrementally Funded Amount: $169,102,333.12 Requisition No: 23NE000111, 23NE000166, 24NE000056, 24NE000127, 24NE000161, 24NE000188, 24NE000213, 24NE000382, 25NE000017, 25NE000060, 25NE000081, 25NE000117, 25NE000192, 25NE000197, 25NE000202, 25NE000205 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Continued ... NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 3 5 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF AMERICAN CENTRIFUGE OPERATING, LLC (A) (B) (C) (D) (E) (F) 89243223CNE000030/P00023 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 Continued ... NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 4 5 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF AMERICAN CENTRIFUGE OPERATING, LLC (A) (B) (C) (D) (E) (F) 89243223CNE000030/P00023 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2025-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $11,049.88 Change Item 00003 to read as follows(amount shown is the total amount): 00003 Ongoing Cascade Operation and Production of 900kg 107,993,746.00 minimum of HALEU per year: Option Period 1a: Year 2 (Phase 3) Line item value is: $107,993,746.00 Incrementally Funded Amount: $107,993,746.00 Requisition No: 25NE000217 Continued ... NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 5 5 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF AMERICAN CENTRIFUGE OPERATING, LLC (A) (B) (C) (D) (E) (F) 89243223CNE000030/P00023 Accounting Info: 05378-2022-60-302218-25233-2721186-0000000-0000000 -0000000 Fund: 05378 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721186 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $107,993,746.00 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110